FOR IMMEDIATE RELEASE

Group 1 Automotive Reports First Quarter 2017 Financial Results
HOUSTON, April 28, 2017 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported 2017 first quarter net income of $33.9 million, diluted earnings per common share of $1.58, adjusted net income (a non-GAAP measure) of $32.8 million, and adjusted diluted earnings per common share (a non-GAAP measure) of $1.53.
First quarter 2017 adjusted net income and diluted earnings per share exclude a non-core benefit of approximately $1.1 million after-tax, or $0.05 per share, related to a settlement with an Original Equipment Manufacturer (OEM). Reconciliations of non-GAAP financial measures are included in the attached financial tables.
“Although we had another strong performance in our U.S. new vehicle margins, a record quarter in the U.K., and a profitable quarter in Brazil, these factors were not enough to offset extreme weakness in vehicle sales in our energy price impacted markets. Combined new and used sales dropped 11 percent in Texas and Oklahoma, with the new vehicle industry declining 16 percent for the quarter in our largest single market of Houston. With a decrease of 13 percent in new vehicle sales at our Houston stores, we outperformed the local market, but we still need to make further adjustments to our businesses in the energy price impacted markets,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “As for our overseas markets, our U.K. operations had another record quarter, with revenue growth across all business segments and gross profit up double digits on a constant currency basis. And finally, in the face of continued pressure on Brazil’s new vehicle industry during the quarter, we are also delighted to have achieved profitability in our Brazil Region by growing gross profit 13 percent on a Same Store constant currency basis reflecting tremendous performance in used vehicles, parts and service, and F&I, and by significantly leveraging our costs.”
Consolidated Results for First Quarter 2017 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:

▪	Total revenue decreased 3.4 percent ((1.5) percent) to $2.5 billion; total gross profit decreased 1.4 percent ((0.1) percent) to $383.5 million.

▪
New vehicle revenues decreased 5.2 percent ((3.1) percent) on a 6.1 percent decrease in unit sales. New vehicle gross profit decreased 3.5 percent ((1.3) percent) to $69.2 million, as improved new vehicle margins partially offset the volume decline. U.S. Same Store new vehicle margins were up 5.1 percent or $91 per unit to $1,862.

▪
Retail used vehicle revenues decreased 4.0 percent ((2.0) percent) on a 3.7 percent decrease in unit sales. Retail used vehicle gross profit decreased 8.5 percent ((7.5) percent) to $45.0 million reflecting the impact of lower margins, down $74 per unit, in combination with the volume decline.

▪
Parts and service gross profit increased 3.5 percent (4.9 percent) on revenue growth of 3.6 percent (4.7 percent). Same Store parts and service gross profit increased 3.4 percent (4.4 percent) on revenue growth of 3.8 percent (4.6 percent).

▪
Same Store Finance and Insurance (F&I) gross profit per retail unit (PRU) increased 2.0 percent (2.8 percent) to $1,410 per retail unit. U.S. F&I gross profit per unit increased $73 to a first quarter record of $1,637.

▪
Selling, General and Administrative (SG&A) expenses as a percent of gross profit increased 10 basis points to 75.6 percent. Adjusted SG&A expenses as a percent of gross profit (a non-GAAP measure) increased 120 basis points to 76.0 percent.

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Segment Results for First Quarter 2017 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. operations accounted for 78.1 percent of total revenues and 83.6 percent of total gross profit. U.S. revenues were $2.0 billion, a decrease of 5.5 percent. The revenue decrease reflects 10.7 percent and 7.1 percent decreases in retail new and used vehicle unit sales, respectively. The vast majority of the sales decline came from the Company’s oil-impacted markets of Texas and Oklahoma. Gross profit decreased 3.6 percent.

▪	United Kingdom:
The Company’s U.K. operations accounted for 17.9 percent of total revenues and 13.1 percent of total gross profit. Despite a 14 percent weakening in the pound, total revenue grew 4.3 percent (20.5 percent) to $450.3 million, and gross profit increased 7.6 percent (24.3 percent). Revenue growth was primarily driven by 22.6 percent and 22.1 percent increases in new and used vehicle retail unit sales, respectively.

▪	Brazil:
The Company’s Brazilian operations accounted for 4.0 percent of total revenues and 3.3 percent of total gross profit. Despite continued weakness in Brazil’s new vehicle industry volumes, which contributed to decreased Same Store total revenue of 13.4 percent on a constant currency basis, gross profit increased 13.0 percent, reflecting strong growth in Same Store total used vehicles gross profit (up almost 180 percent), and a 17.6 percent increase in Same Store parts and sales gross profit. In addition, Same Store F&I gross profit PRU increased 64.5 percent on a constant currency basis. The increase in gross profit, coupled with significantly improved cost leverage, allowed the region to achieve profitability in the quarter.
Corporate Development
In January 2017, as previously announced, the Company acquired a BMW motorcycle franchise in Brazil, which is expected to generate approximately $5 million in annual revenues. In March 2017, the Company opened Think Ford Reading, an add point in the U.K., which is contiguous to our existing Ford market. This expands the Company’s U.K. Ford network to seven dealerships. In April 2017, the Company also opened Cedar Park Nissan, an add point in Austin, Texas. This addition increases Group 1’s U.S. Nissan network to nine dealerships. These add points are expected to generate approximately $60 million in annual revenues.
In February 2017, as previously announced, the Company disposed of two Nissan dealerships in Brazil. These stores generated approximately $25 million in trailing-twelve-month revenues.
Share Repurchase Authorization
As of April 28, 2017, $22.4 million remains available under the Company’s prior common stock share repurchase authorization. Purchases may be made from time to time in the open market or in privately negotiated transactions, based on market conditions, legal requirements and other corporate considerations and subject to Board approval and covenant restrictions.
First Quarter 2017 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 9 a.m. ET to discuss the first quarter financial results and the Company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com. Click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    7461950

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A telephonic replay will be available following the call through May 5, 2017 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10105151
About Group 1 Automotive, Inc.
Group 1 owns and operates 159 automotive dealerships, 210 franchises, and 45 collision centers in the United States, the United Kingdom and Brazil that offer 30 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NON-GAAP FINANCIAL MEASURES
In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with GAAP. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income and adjusted diluted earnings per share. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. We caution investors not to place undue reliance on

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such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, gains and losses on dealership franchise or real estate transactions, and catastrophic weather events such as hail storms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than United States dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.
SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

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Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,337,213	$1,409,851	(5.2)
Used vehicle retail sales	660,927	688,171	(4.0)
Used vehicle wholesale sales	104,157	101,592	2.5
Parts and service	319,698	308,592	3.6
Finance, insurance and other, net	96,834	100,149	(3.3)
Total revenues	2,518,829	2,608,355	(3.4)
COST OF SALES:
New vehicle retail sales	1,267,986	1,338,124	(5.2)
Used vehicle retail sales	615,922	638,971	(3.6)
Used vehicle wholesale sales	104,057	100,143	3.9
Parts and service	147,342	142,016	3.8
Total cost of sales	2,135,307	2,219,254	(3.8)
GROSS PROFIT	383,522	389,101	(1.4)
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	289,779	293,664	(1.3)
DEPRECIATION AND AMORTIZATION EXPENSE	13,606	12,464	9.2
ASSET IMPAIRMENTS	—	932	(100.0)
OPERATING INCOME	80,137	82,041	(2.3)
OTHER EXPENSE:
Floorplan interest expense	(11,942)	(11,010)	8.5
Other interest expense, net	(16,999)	(16,929)	0.4
INCOME BEFORE INCOME TAXES	51,196	54,102	(5.4)
PROVISION FOR INCOME TAXES	(17,257)	(19,811)	(12.9)
NET INCOME	$33,939	$34,291	(1.0)
Less: Earnings allocated to participating securities	$1,250	$1,348	(7.3)
Earnings available to diluted common shares	$32,689	$32,943	(0.8)
DILUTED EARNINGS PER SHARE	$1.58	$1.47	7.5
Weighted average dilutive common shares outstanding	20,698	22,453	(7.8)
Weighted average participating securities	818	921	(11.2)
Total weighted average shares outstanding	21,516	23,374	(7.9)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands)
	March 31, 2017	December 31, 2016	% Increase/(Decrease)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$33,770	$20,992	60.9
Contracts in transit and vehicle receivables, net	213,772	269,508	(20.7)
Accounts and notes receivable, net	152,794	173,364	(11.9)
Inventories, net	1,729,525	1,651,815	4.7
Prepaid expenses and other current assets	23,216	34,908	(33.5)
Total current assets	2,153,077	2,150,587	0.1
PROPERTY AND EQUIPMENT, net	1,152,395	1,125,883	2.4
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,162,351	1,161,639	0.1
OTHER ASSETS	21,540	23,794	(9.5)
Total assets	$4,489,363	$4,461,903	0.6

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,170,383	$1,136,654	3.0
Offset account related to floorplan notes payable - credit facility	(97,149)	(59,626)	62.9
Floorplan notes payable - manufacturer affiliates	392,388	392,661	(0.1)
Offset account related to floorplan notes payable - manufacturer affiliates	(26,750)	(25,500)	4.9
Current maturities of long-term debt and short-term financing	46,340	72,419	(36.0)
Current liabilities from interest rate risk management activities	2,597	3,941	(34.1)
Accounts payable	347,746	356,099	(2.3)
Accrued expenses	185,720	176,469	5.2
Total current liabilities	2,021,275	2,053,117	(1.6)
5.00% SENIOR NOTES (principal of $550,000 at March 31, 2017 and December 31, 2016, respectively)	540,858	540,465	0.1
5.25% SENIOR NOTES (principal of $300,000 at March 31, 2017 and December 31, 2016, respectively)	295,729	295,591	—
REAL ESTATE RELATED AND OTHER LONG-TERM DEBT, net of current maturities	345,775	333,326	3.7
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	42,356	43,427	(2.5)
DEFERRED INCOME TAXES	168,772	161,502	4.5
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	17,762	20,470	(13.2)
OTHER LIABILITIES	87,876	83,805	4.9
STOCKHOLDERS' EQUITY:
Common stock	256	257	(0.4)
Additional paid-in capital	285,455	290,899	(1.9)
Retained earnings	1,082,101	1,053,301	2.7
Accumulated other comprehensive loss	(140,149)	(146,944)	(4.6)
Treasury stock	(258,703)	(267,313)	(3.2)
Total stockholders' equity	968,960	930,200	4.2
Total liabilities and stockholders' equity	$4,489,363	$4,461,903	0.6

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended
		March 31,
		2017 (%)	2016 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Georgia	4.5	3.8
	Massachusetts	4.2	5.0
	Florida	2.5	2.4
	New Hampshire	1.8	1.7
	New Jersey	1.6	1.6
	Louisiana	1.6	1.4
	Mississippi	1.5	1.5
	South Carolina	1.3	1.4
	Alabama	1.2	0.8
	Maryland	0.4	0.4
		20.6	20.0

West	Texas	34.8	37.0
	California	7.9	9.0
	Oklahoma	6.4	7.2
	Kansas	1.6	1.8
	Louisiana	0.5	0.6
		51.2	55.6

International	United Kingdom	23.6	18.0
	Brazil	4.6	6.4
		100.0	100.0
NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		23.2	23.8
BMW/MINI		14.3	13.1
Ford/Lincoln		12.8	11.5
Volkswagen/Audi/Porsche		12.5	10.6
Honda/Acura		9.1	10.5
Nissan		8.2	7.9
Chevrolet/GMC/Buick/Cadillac		6.7	7.8
Mercedes-Benz/smart/Sprinter		3.9	3.7
Chrysler/Dodge/Jeep/RAM		3.7	4.0
Hyundai/Kia		3.4	4.7
Other		2.2	2.4
		100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,018,249	$1,100,393	(7.5)
Used vehicle retail sales	521,947	558,764	(6.6)
Used vehicle wholesale sales	70,545	68,873	2.4
Total used	592,492	627,637	(5.6)
Parts and service	271,159	263,458	2.9
Finance, insurance and other, net	85,819	90,145	(4.8)
Total	$1,967,719	$2,081,633	(5.5)
GROSS MARGIN %:
New vehicle retail sales	5.0	4.9
Used vehicle retail sales	7.3	7.8
Used vehicle wholesale sales	(0.5)	1.2
Total used	6.3	7.1
Parts and service	53.8	54.7
Finance, insurance and other, net	100.0	100.0
Total	16.3	16.0
GROSS PROFIT:
New vehicle retail sales	$51,209	$54,146	(5.4)
Used vehicle retail sales	37,932	43,455	(12.7)
Used vehicle wholesale sales	(362)	844	(142.9)
Total used	37,570	44,299	(15.2)
Parts and service	145,998	144,120	1.3
Finance, insurance and other, net	85,819	90,145	(4.8)
Total	$320,596	$332,710	(3.6)
UNITS SOLD:
Retail new vehicles sold	27,498	30,801	(10.7)
Retail used vehicles sold	24,929	26,831	(7.1)
Wholesale used vehicles sold	9,981	10,413	(4.1)
Total used	34,910	37,244	(6.3)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,030	$35,726	3.7
Used vehicle retail	$20,937	$20,825	0.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,862	$1,758	5.9
Used vehicle retail sales	1,522	1,620	(6.0)
Used vehicle wholesale sales	(36)	81	(144.4)
Total used	1,076	1,189	(9.5)
Finance, insurance and other, net (per retail unit)	$1,637	$1,564	4.7
OTHER:
SG&A expenses	$236,273	$245,838	(3.9)
Adjusted SG&A expenses (1)	$238,106	$244,086	(2.4)
SG&A as % revenues	12.0	11.8
Adjusted SG&A as % revenues (1)	12.1	11.7
SG&A as % gross profit	73.7	73.9
Adjusted SG&A as % gross profit (1)	74.3	73.4
Operating margin %	3.7	3.6
Adjusted operating margin % (1)	3.6	3.7
Pretax margin %	2.3	2.4
Adjusted pretax margin % (1)	2.2	2.5
INTEREST EXPENSE:
Floorplan interest expense	$(10,878)	$(10,049)	8.2
Floorplan assistance	10,284	11,251	(8.6)
Net floorplan (expense) income	$(594)	$1,202	(149.4)
Other interest expense, net	$(16,272)	$(15,513)	4.9
(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$258,640	$246,536	4.9	21.3
Used vehicle retail sales	115,369	110,117	4.8	21.1
Used vehicle wholesale sales	30,509	32,032	(4.8)	10.1
Total used	145,878	142,149	2.6	18.6
Parts and service	36,781	34,549	6.5	23.0
Finance, insurance and other, net	9,028	8,662	4.2	20.5
Total	$450,327	$431,896	4.3	20.5
GROSS MARGIN %:
New vehicle retail sales	5.6	5.6
Used vehicle retail sales	4.7	4.7
Used vehicle wholesale sales	0.7	1.8
Total used	3.9	4.1
Parts and service	57.7	53.4
Finance, insurance and other, net	100.0	100.0
Total	11.2	10.8
GROSS PROFIT:
New vehicle retail sales	$14,401	$13,854	3.9	20.2
Used vehicle retail sales	5,429	5,210	4.2	20.5
Used vehicle wholesale sales	211	572	(63.1)	(57.9)
Total used	5,640	5,782	(2.5)	12.7
Parts and service	21,225	18,448	15.1	33.0
Finance, insurance and other, net	9,028	8,662	4.2	20.5
Total	$50,294	$46,746	7.6	24.3
UNITS SOLD:
Retail new vehicles sold	9,018	7,358	22.6
Retail used vehicles sold	5,611	4,595	22.1
Wholesale used vehicles sold	4,169	3,642	14.5
Total used	9,780	8,237	18.7
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$28,680	$33,506	(14.4)	(1.1)
Used vehicle retail	$20,561	$23,965	(14.2)	(0.8)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,597	$1,883	(15.2)	(2.0)
Used vehicle retail sales	968	1,134	(14.6)	(1.3)
Used vehicle wholesale sales	51	157	(67.5)	(63.2)
Total used	577	702	(17.8)	(5.1)
Finance, insurance and other, net (per retail unit)	$617	$725	(14.9)	(1.6)
OTHER:
SG&A expenses	$41,624	$37,436	11.2	28.5
Adjusted SG&A expenses (1)	$41,624	$36,875	12.9	30.4
SG&A as % revenues	9.2	8.7
Adjusted SG&A as % revenues (1)	9.2	8.5
SG&A as % gross profit	82.8	80.1
Adjusted SG&A as % gross profit (1)	82.8	78.9
Operating margin %	1.6	1.8
Adjusted operating margin % (1)	1.6	1.9
Pretax margin %	1.2	1.3
Adjusted pretax margin % (1)	1.2	1.4
INTEREST EXPENSE:
Floorplan interest expense	$(1,034)	$(920)	12.4	29.7
Floorplan assistance	229	263	(12.9)	0.5
Net floorplan expense	$(805)	$(657)	22.5	41.5
Other interest expense, net	$(581)	$(1,282)	(54.7)	(47.9)
(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$60,324	$62,922	(4.1)	(22.5)
Used vehicle retail sales	23,611	19,290	22.4	(1.3)
Used vehicle wholesale sales	3,103	687	351.7	263.1
Total used	26,714	19,977	33.7	7.8
Parts and service	11,758	10,585	11.1	(10.3)
Finance, insurance and other, net	1,987	1,342	48.1	19.1
Total	$100,783	$94,826	6.3	(14.2)
GROSS MARGIN %:
New vehicle retail sales	6.0	5.9
Used vehicle retail sales	7.0	2.8
Used vehicle wholesale sales	8.1	4.8
Total used	7.1	2.8
Parts and service	43.7	37.9
Finance, insurance and other, net	100.0	100.0
Total	12.5	10.2
GROSS PROFIT:
New vehicle retail sales	$3,617	$3,727	(3.0)	(21.9)
Used vehicle retail sales	1,644	535	207.3	147.2
Used vehicle wholesale sales	251	33	660.6	514.3
Total used	1,895	568	233.6	168.3
Parts and service	5,133	4,008	28.1	3.3
Finance, insurance and other, net	1,987	1,342	48.1	19.1
Total	$12,632	$9,645	31.0	5.5
UNITS SOLD:
Retail new vehicles sold	1,774	2,622	(32.3)
Retail used vehicles sold	1,026	1,365	(24.8)
Wholesale used vehicles sold	379	311	21.9
Total used	1,405	1,676	(16.2)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,005	$23,998	41.7	14.5
Used vehicle retail	$23,013	$14,132	62.8	31.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,039	$1,421	43.5	15.5
Used vehicle retail sales	1,602	392	308.7	228.9
Used vehicle wholesale sales	662	106	524.5	404.1
Total used	1,349	339	297.9	220.0
Finance, insurance and other, net (per retail unit)	$710	$337	110.7	69.7
OTHER:
SG&A expenses	$11,882	$10,390	14.4	(7.9)
Adjusted SG&A expenses (1)	$11,882	$10,019	18.6	(4.5)
SG&A as % revenues	11.8	11.0
Adjusted SG&A as % revenues (1)	11.8	10.6
SG&A as % gross profit	94.1	107.7
Adjusted SG&A as % gross profit (1)	94.1	103.9
Operating margin %	0.4	(1.5)
Adjusted operating margin % (1)	0.4	(0.7)
Pretax margin %	0.2	(1.7)
Adjusted pretax margin % (1)	0.2	(0.9)
INTEREST EXPENSE:
Floorplan interest expense	$(30)	$(41)	(26.8)	(42.6)
Floorplan assistance	—	—	—	—
Net floorplan expense	$(30)	$(41)	(26.8)	(42.6)
Other interest expense, net	$(146)	$(134)	9.0	(13.6)
(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,337,213	$1,409,851	(5.2)	(3.1)
Used vehicle retail sales	660,927	688,171	(4.0)	(2.0)
Used vehicle wholesale sales	104,157	101,592	2.5	6.6
Total used	765,084	789,763	(3.1)	(0.9)
Parts and service	319,698	308,592	3.6	4.7
Finance, insurance and other, net	96,834	100,149	(3.3)	(2.3)
Total	$2,518,829	$2,608,355	(3.4)	(1.5)
GROSS MARGIN %:
New vehicle retail sales	5.2	5.1
Used vehicle retail sales	6.8	7.1
Used vehicle wholesale sales	0.1	1.4
Total used	5.9	6.4
Parts and service	53.9	54.0
Finance, insurance and other, net	100.0	100.0
Total	15.2	14.9
GROSS PROFIT:
New vehicle retail sales	$69,227	$71,727	(3.5)	(1.3)
Used vehicle retail sales	45,005	49,200	(8.5)	(7.5)
Used vehicle wholesale sales	100	1,449	(93.1)	(94.6)
Total used	45,105	50,649	(10.9)	(9.9)
Parts and service	172,356	166,576	3.5	4.9
Finance, insurance and other, net	96,834	100,149	(3.3)	(2.3)
Total	$383,522	$389,101	(1.4)	(0.1)
UNITS SOLD:
Retail new vehicles sold	38,290	40,781	(6.1)
Retail used vehicles sold	31,566	32,791	(3.7)
Wholesale used vehicles sold	14,529	14,366	1.1
Total used	46,095	47,157	(2.3)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,923	$34,571	1.0	3.2
Used vehicle retail	$20,938	$20,987	(0.2)	1.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,808	$1,759	2.8	5.1
Used vehicle retail sales	1,426	1,500	(4.9)	(3.9)
Used vehicle wholesale sales	7	101	(93.1)	(94.6)
Total used	979	1,074	(8.8)	(7.9)
Finance, insurance and other, net (per retail unit)	$1,386	$1,361	1.8	2.9
OTHER:
SG&A expenses	$289,779	$293,664	(1.3)	0.1
Adjusted SG&A expenses (1)	$291,612	$290,980	0.2	1.6
SG&A as % revenues	11.5	11.3
Adjusted SG&A as % revenues (1)	11.6	11.2
SG&A as % gross profit	75.6	75.5
Adjusted SG&A as % gross profit (1)	76.0	74.8
Operating margin %	3.2	3.1
Adjusted operating margin % (1)	3.1	3.3
Pretax margin %	2.0	2.1
Adjusted pretax margin % (1)	2.0	2.2
INTEREST EXPENSE:
Floorplan interest expense	$(11,942)	$(11,010)	8.5	9.9
Floorplan assistance	10,513	11,514	(8.7)	(8.7)
Net floorplan (expense) income	$(1,429)	$504	(383.5)	(413.7)
Other interest expense, net	$(16,999)	$(16,929)	0.4	0.7
(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,018,248	$1,081,354	(5.8)
Used vehicle retail sales	521,945	549,854	(5.1)
Used vehicle wholesale sales	70,545	66,761	5.7
Total used	592,490	616,615	(3.9)
Parts and service	271,160	260,134	4.2
Finance, insurance and other, net	85,390	88,632	(3.7)
Total	$1,967,288	$2,046,735	(3.9)
GROSS MARGIN %:
New vehicle retail sales	5.0	4.9
Used vehicle retail sales	7.3	7.7
Used vehicle wholesale sales	(0.5)	1.9
Total used	6.3	7.1
Parts and service	53.8	54.6
Finance, insurance and other, net	100.0	100.0
Total	16.3	16.0
GROSS PROFIT:
New vehicle retail sales	$51,206	$53,237	(3.8)
Used vehicle retail sales	37,934	42,352	(10.4)
Used vehicle wholesale sales	(343)	1,242	(127.6)
Total used	37,591	43,594	(13.8)
Parts and service	146,000	142,062	2.8
Finance, insurance and other, net	85,390	88,632	(3.7)
Total	$320,187	$327,525	(2.2)
UNITS SOLD:
Retail new vehicles sold	27,498	30,062	(8.5)
Retail used vehicles sold	24,929	26,357	(5.4)
Wholesale used vehicles sold	9,981	10,113	(1.3)
Total used	34,910	36,470	(4.3)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,030	$35,971	2.9
Used vehicle retail	$20,937	$20,862	0.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,862	$1,771	5.1
Used vehicle retail sales	1,522	1,607	(5.3)
Used vehicle wholesale sales	(34)	123	(127.6)
Total used	1,077	1,195	(9.9)
Finance, insurance and other, net (per retail unit)	$1,629	$1,571	3.7
OTHER:
SG&A expenses	$235,953	$241,027	(2.1)
Adjusted SG&A expenses (2)	$237,786	$238,208	(0.2)
SG&A as % revenues	12.0	11.8
Adjusted SG&A as % revenues (2)	12.1	11.6
SG&A as % gross profit	73.7	73.6
Adjusted SG&A as % gross profit (2)	74.3	72.7
Operating margin %	3.7	3.7
Adjusted operating margin % (2)	3.6	3.9
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$222,305	$232,238	(4.3)	10.7
Used vehicle retail sales	94,051	100,674	(6.6)	8.1
Used vehicle wholesale sales	24,396	28,800	(15.3)	(2.0)
Total used	118,447	129,474	(8.5)	5.8
Parts and service	28,219	30,107	(6.3)	8.4
Finance, insurance and other, net	7,618	8,191	(7.0)	7.5
Total	$376,589	$400,010	(5.9)	8.9
GROSS MARGIN %:
New vehicle retail sales	5.7	5.8
Used vehicle retail sales	5.0	5.2
Used vehicle wholesale sales	2.0	2.1
Total used	4.4	4.5
Parts and service	56.9	53.0
Finance, insurance and other, net	100.0	100.0
Total	11.1	10.8
GROSS PROFIT:
New vehicle retail sales	$12,698	$13,444	(5.5)	9.2
Used vehicle retail sales	4,743	5,198	(8.8)	5.5
Used vehicle wholesale sales	499	597	(16.4)	(4.3)
Total used	5,242	5,795	(9.5)	4.5
Parts and service	16,059	15,958	0.6	16.4
Finance, insurance and other, net	7,618	8,191	(7.0)	7.5
Total	$41,617	$43,388	(4.1)	10.9
UNITS SOLD:
Retail new vehicles sold	7,650	6,884	11.1
Retail used vehicles sold	4,592	4,215	8.9
Wholesale used vehicles sold	3,361	3,361	—
Total used	7,953	7,576	5.0
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,059	$33,736	(13.9)	(0.4)
Used vehicle retail	$20,481	$23,885	(14.2)	(0.8)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,660	$1,953	(15.0)	(1.8)
Used vehicle retail sales	1,033	1,233	(16.2)	(3.1)
Used vehicle wholesale sales	148	178	(16.9)	(4.3)
Total used	659	765	(13.9)	(0.4)
Finance, insurance and other, net (per retail unit)	$622	$738	(15.7)	(2.5)
OTHER:
SG&A expenses	$31,186	$32,015	(2.6)	12.6
Adjusted SG&A expenses (2)	$31,186	$31,454	(0.9)	14.6
SG&A as % revenues	8.3	8.0
Adjusted SG&A as % revenues (2)	8.3	7.9
SG&A as % gross profit	74.9	73.8
Adjusted SG&A as % gross profit (2)	74.9	72.5
Operating margin %	2.4	2.5
Adjusted operating margin % (2)	2.4	2.6
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$53,912	$57,210	(5.8)	(23.9)
Used vehicle retail sales	20,406	16,400	24.4	0.3
Used vehicle wholesale sales	3,010	442	581.0	450.3
Total used	23,416	16,842	39.0	12.1
Parts and service	10,244	8,133	26.0	1.8
Finance, insurance and other, net	1,690	1,071	57.8	26.7
Total	$89,262	$83,256	7.2	(13.4)
GROSS MARGIN %:
New vehicle retail sales	6.1	5.9
Used vehicle retail sales	7.4	2.9
Used vehicle wholesale sales	7.9	7.7
Total used	7.5	3.0
Parts and service	45.8	39.6
Finance, insurance and other, net	100.0	100.0
Total	12.8	9.8
GROSS PROFIT:
New vehicle retail sales	$3,289	$3,350	(1.8)	(20.9)
Used vehicle retail sales	1,515	470	222.3	158.2
Used vehicle wholesale sales	238	34	600.0	457.1
Total used	1,753	504	247.8	178.7
Parts and service	4,689	3,220	45.6	17.6
Finance, insurance and other, net	1,690	1,071	57.8	26.7
Total	$11,421	$8,145	40.2	13.0
UNITS SOLD:
Retail new vehicles sold	1,579	2,207	(28.5)
Retail used vehicles sold	928	1,048	(11.5)
Wholesale used vehicles sold	247	204	21.1
Total used	1,175	1,252	(6.2)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,143	$25,922	31.7	6.4
Used vehicle retail	$21,989	$15,649	40.5	13.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,083	$1,518	37.2	10.6
Used vehicle retail sales	1,633	448	264.5	191.5
Used vehicle wholesale sales	964	167	477.2	360.1
Total used	1,492	403	270.2	196.9
Finance, insurance and other, net (per retail unit)	$674	$329	104.9	64.5
OTHER:
SG&A expenses	$10,252	$7,878	30.1	4.9
SG&A as % revenues	11.5	9.5
SG&A as % gross profit	89.8	96.7
Operating margin %	0.9	—
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,294,465	$1,370,802	(5.6)	(3.8)
Used vehicle retail sales	636,402	666,928	(4.6)	(3.0)
Used vehicle wholesale sales	97,951	96,003	2.0	5.4
Total used	734,353	762,931	(3.7)	(1.9)
Parts and service	309,623	298,374	3.8	4.6
Finance, insurance and other, net	94,698	97,894	(3.3)	(2.4)
Total	$2,433,139	$2,530,001	(3.8)	(2.2)
GROSS MARGIN %:
New vehicle retail sales	5.2	5.1
Used vehicle retail sales	6.9	7.2
Used vehicle wholesale sales	0.4	2.0
Total used	6.1	6.5
Parts and service	53.9	54.0
Finance, insurance and other, net	100.0	100.0
Total	15.3	15.0
GROSS PROFIT:
New vehicle retail sales	$67,193	$70,031	(4.1)	(2.1)
Used vehicle retail sales	44,192	48,020	(8.0)	(7.1)
Used vehicle wholesale sales	394	1,873	(79.0)	(77.5)
Total used	44,586	49,893	(10.6)	(9.7)
Parts and service	166,748	161,240	3.4	4.4
Finance, insurance and other, net	94,698	97,894	(3.3)	(2.4)
Total	$373,225	$379,058	(1.5)	(0.4)
UNITS SOLD:
Retail new vehicles sold	36,727	39,153	(6.2)
Retail used vehicles sold	30,449	31,620	(3.7)
Wholesale used vehicles sold	13,589	13,678	(0.7)
Total used	44,038	45,298	(2.8)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,246	$35,011	0.7	2.6
Used vehicle retail	$20,901	$21,092	(0.9)	0.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,830	$1,789	2.3	4.3
Used vehicle retail sales	1,451	1,519	(4.5)	(3.5)
Used vehicle wholesale sales	29	137	(78.8)	(77.4)
Total used	1,012	1,101	(8.1)	(7.1)
Finance, insurance and other, net (per retail unit)	$1,410	$1,383	2.0	2.8
OTHER:
SG&A expenses	$277,391	$280,920	(1.3)	(0.2)
Adjusted SG&A expenses (2)	$279,224	$277,540	0.6	1.6
SG&A as % revenues	11.4	11.1
Adjusted SG&A as % revenues (2)	11.5	11.0
SG&A as % gross profit	74.3	74.1
Adjusted SG&A as % gross profit (2)	74.8	73.2
Operating margin %	3.4	3.4
Adjusted operating margin % (2)	3.3	3.5
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended March 31,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$236,273	$245,838	(3.9)
Pre-tax adjustments:
Catastrophic events	—	(2,655)
Gain on real estate and dealership transactions	—	933
Acquisition costs	—	(30)
Legal settlements (4)	1,833	—
Adjusted SG&A (1)	$238,106	$244,086	(2.4)
SG&A AS % REVENUES:
Unadjusted	12.0	11.8
Adjusted (1)	12.1	11.7
SG&A AS % GROSS PROFIT:
Unadjusted	73.7	73.9
Adjusted (1)	74.3	73.4
OPERATING MARGIN %:
Unadjusted	3.7	3.6
Adjusted (1),(2)	3.6	3.7
PRETAX MARGIN %:
Unadjusted	2.3	2.4
Adjusted (1),(2)	2.2	2.5
SAME STORE SG&A RECONCILIATION:
As reported	$235,953	$241,027	(2.1)
Pre-tax adjustments:
Catastrophic events	—	(2,655)
Loss on real estate and dealership transactions	—	(134)
Acquisition costs	—	(30)
Legal settlements (4)	1,833	—
Adjusted Same Store SG&A (1)	$237,786	$238,208	(0.2)
SAME STORE SG&A AS % REVENUES:
Unadjusted	12.0	11.8
Adjusted (1)	12.1	11.6
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	73.7	73.6
Adjusted (1)	74.3	72.7
SAME STORE OPERATING MARGIN %:
Unadjusted	3.7	3.7
Adjusted (1),(3)	3.6	3.9

(1)
See the section of this release entitled "Non-GAAP Financial Measures " for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $510 for the three months ended March 31, 2016.
(3)	Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $510 for the three months ended March 31, 2016.
(4)	For the three months ended March 31, 2017, the Company recognized a net pre-tax gain related to a settlement with an OEM of $1.8 million.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Three Months Ended March 31,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$41,624	$37,436	11.2
Pre-tax adjustments:
Acquisition costs	—	(561)
Adjusted SG&A (1)	$41,624	$36,875	12.9
SG&A AS % REVENUES:
Unadjusted	9.2	8.7
Adjusted (1)	9.2	8.5
SG&A AS % GROSS PROFIT:
Unadjusted	82.8	80.1
Adjusted (1)	82.8	78.9
OPERATING MARGIN %:
Unadjusted	1.6	1.8
Adjusted (1),(2)	1.6	1.9
PRETAX MARGIN %:
Unadjusted	1.2	1.3
Adjusted (1),(2)	1.2	1.4
SAME STORE SG&A RECONCILIATION:
As reported	$31,186	$32,015	(2.6)
Pre-tax adjustments:
Acquisition costs	—	(561)
Adjusted Same Store SG&A (1)	$31,186	$31,454	(0.9)
SAME STORE SG&A AS % REVENUES:
Unadjusted	8.3	8.0
Adjusted (1)	8.3	7.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	74.9	73.8
Adjusted (1)	74.9	72.5
SAME STORE OPERATING MARGIN %:
Unadjusted	2.4	2.5
Adjusted (1),(3)	2.4	2.6

(1)
See the section of this release entitled "Non-GAAP Financial Measures " for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)	Excludes the impact of SG&A reconciling items above.
(3)	Excludes the impact of Same Store SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended March 31,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$11,882	$10,390	14.4
Pre-tax adjustments:
Loss on real estate and dealership transactions	—	(371)
Adjusted SG&A (1)	$11,882	$10,019	18.6
SG&A AS % REVENUES:
Unadjusted	11.8	11.0
Adjusted (1)	11.8	10.6
SG&A AS % GROSS PROFIT:
Unadjusted	94.1	107.7
Adjusted (1)	94.1	103.9
OPERATING MARGIN %
Unadjusted	0.4	(1.5)
Adjusted (1),(2)	0.4	(0.7)
PRETAX MARGIN %:
Unadjusted	0.2	(1.7)
Adjusted (1),(2)	0.2	(0.9)

(1)
See the section of this release entitled "Non-GAAP Financial Measures " for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $423 for the three months ended March 31, 2016.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended March 31,
	2017	2016	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported	$33,939	$34,291	(1.0)
Adjustments:
Catastrophic events
Pre-tax	—	2,655
Tax impact	—	(996)
Gain on real estate and dealership transactions
Pre-tax	—	(137)
Tax impact	—	349
Acquisition costs including related tax impact
Pre-tax	—	589
Tax impact	—	(11)
Legal settlements (4)
Pre-tax	(1,833)	—
Tax impact	696	—
Non-cash asset impairment
Pre-tax	—	510
Tax impact	—	(195)
Adjusted net income (1)	$32,802	$37,055	(11.5)
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$32,802	$37,055	(11.5)
Less: Adjusted earnings allocated to participating securities	1,206	1,457	(17.2)
Adjusted net income available to diluted common shares (1)	$31,596	$35,598	(11.2)
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$1.58	$1.47	7.5
After-tax adjustments:
Catastrophic events	—	0.07
Gain on real estate and dealership transactions	—	0.01
Acquisition costs including related tax impact	—	0.03
Legal settlements (4)	(0.05)	—
Non-cash asset impairment	—	0.01
Adjusted diluted income per share (1)	$1.53	$1.59	(3.8)
SG&A RECONCILIATION:
As reported	$289,779	$293,664	(1.3)
Pre-tax adjustments:
Catastrophic events	—	(2,655)
Gain on real estate and dealership transactions	—	562
Acquisition costs	—	(591)
Legal settlements (4)	1,833	—
Adjusted SG&A (1)	$291,612	$290,980	0.2

SG&A AS % REVENUES:
Unadjusted	11.5	11.3
Adjusted (1)	11.6	11.2
SG&A AS % GROSS PROFIT:
Unadjusted	75.6	75.5
Adjusted (1)	76.0	74.8
OPERATING MARGIN %:
Unadjusted	3.2	3.1
Adjusted (1),(2)	3.1	3.3
PRETAX MARGIN %:
Unadjusted	2.0	2.1
Adjusted (1),(2)	2.0	2.2
SAME STORE SG&A RECONCILIATION:
As reported	$277,391	$280,920	(1.3)
Pre-tax adjustments:
Catastrophic events	—	(2,655)
Loss on real estate and dealership transactions	—	(134)
Acquisition costs	—	(591)
Legal settlements (4)	1,833	—
Adjusted Same Store SG&A (1)	$279,224	$277,540	0.6
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.4	11.1
Adjusted (1)	11.5	11.0
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	74.3	74.1
Adjusted (1)	74.8	73.2
SAME STORE OPERATING MARGIN %:
Unadjusted	3.4	3.4
Adjusted (1),(3)	3.3	3.5

(1)
See the section of this release entitled "Non-GAAP Financial Measures " for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)		Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $932 for the three months ended March 31, 2016.
(3)		Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $510 for the three months ended March 31, 2016.
(4)		For the three months ended March 31, 2017, the Company recognized a net pre-tax gain related to a settlement with an OEM of $1.8 million.